Exhibit 99.1

Walter Investment Management Corp. Adopts One-Year Shareholder Rights Plan

TAMPA, Fla., June 29, 2015 /PRNewswire/ -- Walter Investment Management Corp. (NYSE: WAC) today announced that its Board of Directors has adopted a one year shareholder rights plan.

Walter Investment’s Board adopted the rights plan in response to accumulations of the Company’s shares in the market. The rights plan is intended to enable all Walter Investment shareholders to realize the full value of their investment in the Company and to reduce the potential that any person or group could gain control of the Company by open market accumulation or other tactics without paying a control premium. The rights plan applies equally to all current and future stockholders and is not intended to deter offers that are fair and otherwise in the best interests of the Company’s shareholders.

The rights plan, which has a 20 percent beneficial ownership threshold, may be amended, redeemed or terminated by the Board at any time prior to being triggered or its expiration on June 29, 2016. The rights plan exempts any person or group currently owning 20 percent or more of the Company’s common stock. However, the rights will be exercisable if a person or group that already owns 20 percent or more of the Company’s common stock acquires any additional shares after the time of announcement of the rights plan.

Pursuant to the rights plan, the Company is issuing one preferred stock purchase right for each current share of common stock outstanding at the close of business on July 9, 2015. Initially, these rights will not be exercisable and will trade with the shares of the Company’s common stock. The rights will generally become exercisable only if a person or group acquires beneficial ownership of 20 percent or more of the Company’s common stock. In that situation, each holder of a right (other than the person or group triggering the rights) will be entitled to purchase, at the then-current exercise price, additional shares of common stock having a value of twice the exercise price of the right. In all cases, rights held by any person or group whose actions trigger the rights plan would become void.

The adoption of the rights plan will not be a taxable event, will not affect the reported financial condition or results of operations of the Company and will not change the manner in which the Company’s common stock is traded.

Further details about the rights plan will be contained in a Form 8-K to be filed by the Company with the SEC.

Credit Suisse LLC is acting as financial advisor to Walter Investment Management Corp. and Simpson Thacher & Bartlett LLP is acting as legal counsel.

About Walter Investment Management Corp.

Walter Investment Management Corp. is a diversified mortgage banking firm focused primarily on the servicing and origination of residential loans, including reverse loans. Based in Tampa, Fla., the Company has over 6,000 employees and services a diverse loan portfolio. For more information about Walter Investment Management Corp., please visit the Company’s website at www.walterinvestment.com.

Disclaimer and Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “will,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on our current beliefs, intentions and expectations. These statements are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described below and in more detail in our Annual Report on Form 10-K for the year ended December 31, 2014, under the caption “Risk Factors,” in Part II, Item 1A, “Risk Factors” of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015 and in our other filings with the SEC.

In particular (but not by way of limitation), the following important factors, risks and uncertainties could affect our future results, performance and achievements and could cause actual results, performance and achievements to differ materially from those expressed in the forward-looking statements:

•	our ability to operate our business in compliance with existing and future rules and regulations affecting our business, including those relating to the origination and servicing of residential loans, the management of third-party assets and the insurance industry (including lender-placed insurance), and changes to, and/or more stringent enforcement of, such rules and regulations;

•	increased scrutiny and potential enforcement actions by federal and state agencies;

•	the substantial resources (including senior management time and attention) we devote to, and the significant compliance costs we incur in connection with, regulatory compliance and regulatory examinations and inquiries, and any consumer redress, fines, penalties or similar payments we make in connection with resolving such matters;

•	uncertainties relating to interest curtailment obligations and any related financial and litigation exposure (including exposure relating to false claims or relating to a pending investigation by the Department of Justice and the HUD Office of Inspector General);

•	potential costs and uncertainties associated with and arising from litigation, regulatory investigations and other legal proceedings;

•	our dependence on U.S. government-sponsored entities (especially Fannie Mae) and agencies and their residential loan programs and our ability to maintain relationships with, and remain qualified to participate in programs sponsored by, such entities, our ability to satisfy various GSE, agency and other capital requirements applicable to our business, and our ability to remain qualified as a GSE approved seller, servicer or component servicer, including the ability to continue to comply with the GSEs’ respective residential loan and selling and servicing guides;

•	uncertainties relating to the status and future role of GSEs, and the effects of any changes to the origination and/or servicing requirements of the GSEs or various regulatory authorities or the servicing compensation structure for mortgage servicers pursuant to programs of GSEs or various regulatory authorities;

•	our ability to maintain our loan servicing, loan origination, insurance agency or collection agency licenses, or any other licenses necessary to operate our businesses, or changes to, or our ability to comply with, our licensing requirements;

•	our ability to comply with the servicing standards required by the National Mortgage Settlement;

•	our ability to comply with the terms of the stipulated order resolving allegations arising from an FTC and CFPB investigation of Green Tree Servicing;

•	operational risks inherent in the mortgage servicing business, including reputational risk;

•	risks related to our substantial levels of indebtedness, including our ability to comply with covenants contained in our debt agreements or obtain necessary waivers, generate sufficient cash to service such indebtedness and refinance such indebtedness on favorable terms, as well as our ability to incur substantially more debt;

•	our ability to renew advance financing facilities or warehouse facilities and maintain borrowing capacity under such facilities;

•	our ability to maintain or grow our servicing business and our residential loan originations business;

•	our ability to achieve our strategic initiatives;

•	changes in prepayment rates and delinquency rates on the loans we service or sub-service;

•	the ability of our clients and credit owners to transfer or otherwise terminate our servicing or sub-servicing rights;

•	a downgrade in our servicer ratings or credit ratings;

•	our ability to collect reimbursements for servicing advances and earn and timely receive incentive payments and ancillary fees on our servicing portfolio;

•	local, regional, national and global economic trends and developments in general, and local, regional and national real estate and residential mortgage market trends in particular, including the volume and pricing of home sales and uncertainty regarding the levels of mortgage originations and prepayments;

•	uncertainty as to the volume of originations activity we will benefit from following the expiration of HARP, which is scheduled to occur on December 31, 2016;

•	risks associated with the origination, securitization and servicing of reverse mortgages, including changes to reverse mortgage programs operated by FHA, HUD or Ginnie Mae, our ability to accurately estimate interest curtailment liabilities, continued demand for HECM loans and other reverse mortgages, our ability to fund HECM repurchase obligations, our ability to fund principal additions on our HECM loans, and our ability to securitize our HECM loans and tails;

•	our ability to implement strategic initiatives, particularly as they relate to our ability to raise capital, make arrangements with potential capital partners and develop new business, including acquisitions of mortgage servicing rights and the development of our originations business, all of which are subject to customer demand and various third-party approvals;

•	our ability to realize all anticipated benefits of past, pending or potential future acquisitions or joint venture investments;

•	the effects of competition on our existing and potential future business, including the impact of competitors with greater financial resources and broader scopes of operation;

•	changes in interest rates and the effectiveness of any hedge we may employ against such changes;

•	risks and potential costs associated with technology and cybersecurity, including the risks of technology failures and of cyber-attacks against us or our vendors, our ability to adequately respond to actual or alleged cyber-attacks and our ability to implement adequate internal security measures and protect confidential borrower information;

•	our ability to comply with evolving and complex accounting rules, many of which involve significant judgment and assumptions;

•	uncertainties regarding impairment charges relating to our goodwill or other intangible assets;

•	our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures;

•	our ability to manage conflicts of interest relating to our investment in WCO; and

•	risks related to our relationship with Walter Energy, including tax risks allocated to us in connection with our spin-off from Walter Energy.

All of the above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors, risks and uncertainties emerge from time to time, and it is not possible for our management to predict all such factors, risks and uncertainties. Although we believe that the assumptions underlying the forward-looking statements (including those relating to our outlook) contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If we were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that we would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

In addition, this press release may contain statements of opinion or belief concerning market conditions and similar matters. In certain instances, those opinions and beliefs could be based upon general observations by members of our management, anecdotal evidence and/or our experience in the conduct of our business, without specific investigation or statistical analyses. Therefore, while such statements reflect our view of the industries and markets in which we are involved, they should not be viewed as reflecting verifiable views that are necessarily shared by all who are involved in those industries or markets.